                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                    ----------------------------------


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):   October 26, 1998
                                                         --------------------




                       Toyota Auto Lease Trust 1998-B
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           (Exact name of registrant as specified in its charter)





    California                   333-57109                     33-0755530
-------------------           ----------------            -------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)




          c/o Toyota Leasing, Inc.
         19001 South Western Avenue
            Torrance, California                                 90509
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   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 787-1310
                                                          -------------------


                          Exhibit Index is on Page 2

                                 Page 1 of 3

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Item 5.  Other Events
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On October 26, 1998, interest collected during the three preceding calendar months, July, August and September, as provided for in the 1998-B Securitization Trust Agreement dated as of September 1, 1998 between Toyota Leasing, Inc. ("TLI"), as "Transferor", and U.S. Bank National Association ("USBNA"), as "Trustee", and the 1998-B SUBI Supplement to the Amended and Restated Trust and Servicing Agreement, dated September 1, 1998, among TMTT, Inc., as "Titling Trustee", Toyota Motor Credit Corporation ("TMCC"), as "Servicer", and USBNA, as "Trust Agent" (the "Agreements"), was allocated to the holders of certificates representing undivided fractional interests in the Toyota Auto Lease Trust 1998-B (the "Certificateholders"). In accordance with the Agreements, the Servicer's Certificate, as defined in the Agreements, was furnished to the Trustee for the benefit of the Certificateholders and was distributed by the Trustee to the Certificateholders. Copies of the Servicer's Certificate for the months of July, August and September 1998 are filed as Exhibits 20(a), 20(b) and 20(c) to this Current Report on Form 8-K.

The Toyota Auto Lease Trust 1998-B issued and publicly offered three classes of securities covered by Registration Statement No. 333-57109 (declared effective September 16, 1998) $335,000,000 5.35% Auto Lease Asset Backed Certificates, Class A-1, $575,000,000 5.45% Auto Lease Asset Backed Certificates, Class A-2 and $96,400,000 5.50% Auto Lease Asset Backed Certificates, Class A-3. The net proceeds from the sale of the Class A Certificates (i.e., the proceeds of the public offering of the Class A Certificates minus expenses relating thereto) were applied by the Transferor to purchase the SUBI Certificate and to make the initial deposit into the Reserve Fund. The aggregate offering prices of the Class A-1, Class A-2 and Class A-3 Certificates, expenses incurred and underwriting discounts, fees and commissions paid by the issuer through the date hereof (all of which were paid to unaffiliated third party service providers) are all as disclosed in the related Prospectus and Registration Statement.

Subject to the terms and conditions of the Underwriting Agreement, on September 29, 1998, TLI sold the Class A Certificates to Morgan Stanley & Co. Inc., Lehman Brothers Inc., (together with Morgan Stanley & Co. Inc., the managing underwriters), Merrill Lynch, Pierce, Fenner & Smith Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., and Bear Stearns & Co. Inc. The offering has terminated and all of the Class A Certificates have been sold.


Item 7(c).  Exhibits

            Exhibit Number    Description
            --------------    -----------

             20(a)            Servicer's Certificate for the month of
                              July, 1998.

             20(b)            Servicer's Certificate for the month of
                              August, 1998.

             20(c)            Servicer's Certificate for the month of
                              September, 1998.

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                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            TOYOTA AUTO LEASE TRUST 1998-B

                            BY:  TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER


Date:  November 11, 1998    By:             /S/ GREGORY WILLIS
       -----------------         --------------------------------------------
                                                Gregory Willis
                                  Vice President-Finance and Administration
                                        (Principal Accounting Officer)





































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